Exhibit 10.9


After Recordation Return to:
& PREPARED BY: SOUTHTRUST BANK
854 HOWARD AVENUE
BILOXI, MS 39530 (228)374-4616


                                  DEED OF TRUST

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                 BORROWER                           GRANTOR

CUSTOM PACK, INC                                CUSTOM PACK, INC


                 ADDRESS                            ADDRESS

555 BAYVIEW AVE                                 555 BAYVIEW AVE
BILOXI, MS 39530                                BILOXI, MS 39530


TELEPHONE NO. IDENTIFICATION NO.                TELEPHONE NO. IDENTIFICATION NO.
                 64-0756775                                      64-0756775


TRUSTEE: WILLIAM LEE GUICE, III
         683 WATER STREET, BILOXI, MS 39530

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In consideration of the loan or other credit accommodation hereinafter specified and any future advances or future Obligations, as defined herein, which may hereafter be advanced or incurred and the trust hereinafter mentioned and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby irrevocably conveys and warrants to Trustee, his successors and assigns, in trust, for SOUTHTRUST BANK, 854 HOWARD AVENUE, BILOXI, MS 39530 (228)374-4616 ("Lender"), the beneficiary under this Deed of Trust, all of Grantor's present and future estate, right, title and interest in and to the real property located in HARRISON County, State of Mississippi, described in Schedule A which is attached to this Deed of Trust and incorporated herein by this reference, together with all present and future improvements and fixtures; all tangible personal property, including, without limitation, all machinery, equipment, building materials, and goods of every nature (excluding household goods) now or hereafter located on or used in connection with the real property, whether or not affixed to the land; all privileges, hereditaments, and appurtenances including all development rights associated with the real property, whether previously or subsequently transferred to the real property from other real property or now or hereafter susceptible of transfer from this real property to other real property; all leases, licenses and other agreements; all rents, issues and profits; all water, well, ditch, reservoir and mineral rights and stocks pertaining to the real property (cumulatively "Property"); to have and to hold the Property and the rights hereby granted for the use and benefit of Lender, its successors and assigns, until payment in full of all Obligations secured hereby.

Moreover, in further consideration, Grantor does, for Grantor and Grantor's heirs, representatives, successors, and assigns, hereby expressly warrant, covenant, and agree with Lender and Trustee and their successors and assigns as follows:

1. OBLIGATIONS. This Deed of Trust shall secure the payment and performance of all present and future indebtedness, liabilities, obligations and covenants of Borrower or Grantor (cumulatively "Obligations") to Lender pursuant to:

     (a) this Deed of Trust and the following promissory notes and other agreements:

----------------------------------------------------------------------------------------------
 INTEREST       PRINCIPAL AMOUNT/       FUNDING/        MATURITY        CUSTOMER      LOAN
   RATE           CREDIT LIMIT       AGREEMENT DATE     DATE            NUMBER       NUMBER
----------------------------------------------------------------------------------------------
VARIABLE            $53,665.50        09/13/01          09/13/06       GN/CBB
VARIABLE         $1,000,000.00        01/23/01          01/23/02       5219030       74054
VARIABLE         $1,320,000.00        07/08/98          07/05/03       5219030      5219030
----------------------------------------------------------------------------------------------

     (b)all other present or future written agreements with Lender that refer specifically to this Deed of Trust (whether executed for the same or different purposes than the foregoing);
     (c)any guaranty of obligations of other parties given to Lender now or hereafter executed that refers to this Deed of Trust;
     (d)future advances, whether obligatory or optional, to the same extent as If made contemporaneously with the execution of this Deed of Trust, made or extended to or on behalf of Grantor or Borrower. Grantor agrees that if one of the Obligations is a line of credit, the lien of this Deed of Trust shall continue until the line has been terminated notwithstanding the fact that from time to time (but before termination of the line) no balance may be outstanding; and
     (e)all amendments, extensions, renewals, modifications, replacements or substitutions to any of the foregoing.

As used in this Paragraph 1, the terms Grantor and Borrower shall include and also mean any Grantor or Borrower if more than one.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Grantor represents, warrants and covenants to Lender that:

     (a)Grantor has fee simple marketable title to the Property and shall maintain the Property free of all liens, security interests, encumbrances and claims except for this Deed of Trust and those described in Schedule B, which is attached to this Deed of Trust and incorporated herein by reference, which Grantor agrees to pay and perform in a timely manner;
     (b)Grantor is in compliance in all respects with all applicable federal, state and local laws and regulations, including, without limitation, those relating to "Hazardous Materials, " as defined herein, and other environmental matters (the "Environmental Laws"), and neither the federal government nor the state where the Property is located nor any other governmental or quasi governmental entity has filed a lien on the Property, nor are there any governmental, judicial or administrative actions with respect to environmental matters pending, or to the best of the Grantor's knowledge, threatened, which involve the Property. Neither Grantor nor, to the best of Grantor's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any Hazardous Materials as defined herein, in connection with the Property or transported any Hazardous Materials to or from the Property. Grantor shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to: (i) petroleum; (ii) friable or nonfriable asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; and (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute or any other similar state or federal statute, rule, regulation or ordinance now or hereafter in effect. Grantor shall not lease or permit the sublease of the Property to a tenant or subtenant whose operations may result in contamination of the Property with Hazardous Materials or toxic substances;
     (c)All applicable laws and regulations, including, without limitation, the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq. (and all regulations promulgated thereunder) and all zoning and building laws and regulations relating to the Property by virtue of any federal, state or municipal authority with jurisdiction over the Property, presently are and shall be observed and complied with in all material respects, and all rights, licenses, permits, and certificates of occupancy (including but not limited to zoning variances, special exceptions for nonconforming uses, and final inspection approvals), whether temporary or permanent, which are material to the use and occupancy of the Property, presently are and shall be obtained, preserved and, where necessary, renewed;

     (d) Grantor has the right and is duly authorized to execute and perform its Obligations under this Deed of Trust and these actions do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may be binding on Grantor at anytime;
     (e) No action or proceeding is or shall be pending or threatened which might materially affect the Property; and
     (f) Grantor has not violated and shall not violate any statute, regulation, ordinance, rule of law, contract or other agreement (including, but not limited to, those governing Hazardous Materials) which might materially affect the Property or Lender's rights or interest in the Property pursuant to this Deed of Trust.

All of the foregoing representations, warranties and covenants by Grantor shall continue until Lender has cancelled this Deed of Trust.

3. PRIOR DEEDS OF TRUST. Grantor represents and warrants that there are no prior deeds of trust affecting any part of the Property except as set forth on Schedule B attached to this Deed of Trust, which Grantor agrees to pay and perform in a timely manner. If there are any prior deeds of trust then Grantor agrees to pay all amounts owed, and perform all obligations required, under such deeds of trust and the indebtedness secured thereby and further agrees that a default under any prior deed of trust shall be a default under this Deed of Trust and shall entitle Lender to all rights and remedies contained herein or in the Obligations to which Lender would be entitled in the event of any other default.

4. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN GRANTORS OR BORROWERS. In the event of a sale, conveyance, lease, contract for deed or transfer to any person of all or any part of the real property described in Schedule A, or any interest therein, or of all or any beneficial interest in Borrower or Grantor (if Borrower or Grantor is not a natural person or persons but is a corporation, limited liability company, partnership, trust, or other legal entity), Lender may, at its option, declare the outstanding principal balance of the Obligations plus accrued interest thereon immediately due and payable. At Lender's request, Grantor or Borrower, as the case may be, shall furnish a complete statement setting forth all of its stockholders, members, or partners, as appropriate, and the extent of their respective ownership interests.

5. ASSIGNMENT OF RENTS. In consideration of the Obligations which are secured by this Deed of Trust, Grantor absolutely assigns to Lender all Grantor's estate, right, title, interest, claim and demand now owned or hereafter acquired in all existing and future leases of the Property (including extensions, renewals and subleases), all agreements for use and occupancy of the Property (all such leases and agreements whether written or oral, are hereafter referred to as the "Leases"), and all guaranties of lessees' performance under the Leases, together with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues, profits and other income of any nature now or hereafter due (including any income of any nature coming due during any redemption period) under the Leases or from or arising out of the Property, including minimum rents, additional rents, percentage rents, parking or common area maintenance contributions, tax and insurance contributions, deficiency rents, liquidated damages following default in any Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property, all proceeds payable as a result of a lessee's exercise of an option to purchase the Property, all proceeds derived from the termination or rejection of any Lease in a bankruptcy or other insolvency proceeding, and all proceeds from any rights and claims of any kind which Grantor may have against any lessee under the Leases or any occupants of the Property (all of the above are hereafter collectively referred to as the "Rents"). This assignment is subject to the right, power and authority given to the Lender to collect and apply the Rents. This assignment is recorded in accordance with applicable state law; the lien created by this assignment is intended to be specific, perfected, and choate upon the recording of this Deed of Trust, all as provided by applicable state law as amended from time to time. As long as there is no default under the Obligations or this Deed of Trust, Lender grants Grantor a revocable license to collect all Rents from the Leases when due and to use such proceeds in Grantor's business operations. However, Lender may at any time require Grantor to deposit all Rents into an account maintained by Grantor or Lender at Lender's institution. Upon default in the payment of, or in the performance of, any of the Obligations, Lender may at its option take possession of the Property and have, hold, manage, lease and operate the Property on terms and for a period of time that Lender deems proper. Lender may proceed to collect and receive all Rents from the property, and Lender shall have full power to make alterations, renovations, repairs or replacements to the Property as Lender may deem proper. Lender may apply all Rents in Lender's sole discretion to payment of the Obligations or to the payment of the cost of such alterations, renovations, repairs and replacements and any expenses incident to taking and retaining possession of the Property periodically and the management and operation of the Property. Lender may keep the Property properly insured and may discharge any taxes, charges, claims, assessments and other liens which may accrue. The expense and cost of these actions may be paid from the Rents received, and any unpaid amounts shall be added to the principal of the Obligations. These amounts, together with other costs, shall become part of the Obligations secured by this Deed of Trust.

6. LEASES AND OTHER AGREEMENTS. Grantor shall not take or fail to take any action which may cause or permit the termination or the withholding of any payment in connection with any Lease pertaining to the Property. In addition, Grantor, without Lender's prior written consent, shall not: (a) collect any monies payable under any Lease more than one month in advance; (b) modify any Lease; (c) assign or allow a lien, security interest or other encumbrance to be placed upon Grantor's rights, title and interest in and to any Lease or the amounts payable thereunder; or (d) terminate or cancel any Lease except for the nonpayment of any sum or other material breach by the other party thereto. If Grantor receives at any time any written communication asserting a default by Grantor under a Lease or purporting to terminate or cancel any Lease, Grantor shall promptly forward a copy of such communication (and any subsequent communications relating thereto) to Lender. All such Leases and the amounts due to Grantor thereunder are hereby assigned to Lender as additional security for the Obligations. In the event Lender forecloses on the Property or accepts a deed in lieu of foreclosure, at Lender's option such foreclosure or deed in lieu thereof may be made subject to any such Lease.

7. COLLECTION OF INDEBTEDNESS FROM THIRD PARTY. Lender shall be entitled to notify or require Grantor to notify any third party (including, but not limited to, lessees, licensees, governmental authorities and insurance companies) to pay Lender any indebtedness or obligation owing to Grantor with respect to the Property (cumulatively "Indebtedness") whether or not a default exists under this Deed of Trust. Grantor shall diligently collect the Indebtedness owing to Grantor from these third parties until the giving of such notification. In the event that Grantor possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance or condemnation proceeds, Grantor shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral, or otherwise settle any of the Indebtedness whether or not an Event of Default exists under this Deed of Trust. Lender shall not be liable to Grantor for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom. Notwithstanding the foregoing, nothing herein shall cause Lender to be deemed a mortgagee-in-possession.

8. USE AND MAINTENANCE OF PROPERTY. Grantor shall take all actions and make any repairs needed to maintain the Property in good condition. Grantor shall not commit or permit any waste to be committed with respect to the Property. Grantor shall use the Property solely in compliance with applicable law and insurance policies. Grantor shall not make any alterations, additions or improvements to the Property without Lender's prior written consent. Without limiting the foregoing, all alterations, additions and improvements made to the Property shall be subject to the beneficial interest belonging to Lender, shall not be removed without Lender's prior written consent, and shall be made at Grantor's sole expense.

9. LOSS OR DAMAGE. Grantor shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to the Property or any portion thereof from any cause whatsoever. In the event of any Loss or Damage, Grantor shall, at the option of Lender, repair the affected Property to its previous condition or pay or cause to be paid to Lender the decrease in the fair market value of the affected Property.

10. INSURANCE. The Property will be kept insured for its full insurable value (replacement cost) against all hazards including loss or damage caused by flood, earthquake, tornado and fire, theft or other casualty to the extent required by Lender. Grantor may obtain insurance on the Property from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Grantor or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Property. In the event Grantor fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Property and the insurance cost shall be an advance payable and bearing interest as described in Paragraph 21 and secured hereby. Grantor shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Grantor in making and settling claims under insurance policies, cancelling any policy or endorsing Grantor's name on any draft or negotiable instrument drawn by any insurer. All such insurance policies shall be immediately assigned, pledged and delivered to Lender as further security for the Obligations. In the event of loss, Grantor shall immediately give Lender written notice and Lender is authorized to make proof of loss. Each insurance company is directed to make payments directly to Lender instead of to Lender and Grantor. Lender shall have the right, at its sole option, to apply such monies toward the Obligations or toward the cost of rebuilding and restoring the Property. Any amounts may at Lender's option be applied in the inverse order of the due dates thereof.

11. ZONING AND PRIVATE COVENANTS. Grantor shall not initiate or consent to any change in the zoning provisions or private covenants affecting the use of the Property without Lender's prior written consent. If Grantor's use of the Property is or becomes a nonconforming use under any zoning provision, Grantor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Lender. Grantor will immediately provide Lender with written notice of any proposed changes to the zoning provisions or private covenants affecting the Property.

12. CONDEMNATION. Grantor shall immediately provide Lender with written notice of any actual or threatened condemnation or eminent domain proceeding pertaining to the Property. All monies payable to Grantor from such condemnation or taking are hereby assigned to Lender and shall be applied first to the payment of Lender's attorneys' fees, legal expenses and other costs (including appraisal fees) in connection with the condemnation or eminent domain proceedings and then, at the option of Lender, to the payment of the Obligations or the restoration or repair of the Property.

13. LENDER'S RIGHT TO COMMENCE OR DEFEND LEGAL ACTIONS. Grantor shall immediately provide Lender with written notice of any actual or threatened action, suit, or other proceeding affecting the Property. Grantor hereby appoints Lender as its attorney-in-fact to commence, intervene in, and defend such actions, suits, or other legal proceedings and to compromise or settle any claim or controversy pertaining thereto. Lender shall not be liable to Grantor for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom. Nothing contained herein will prevent Lender from taking the actions described in this paragraph in its own name.

14. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Grantor's obligations with respect to the Property under any circumstances. Grantor shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to the Property (including, but not limited to, those involving Hazardous Materials). Grantor, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Grantor's cost. Grantor's obligation to indemnify Lender under this paragraph shall survive the termination, release or foreclosure of this Deed of Trust.

15. TAXES AND ASSESSMENTS. Grantor shall pay all taxes and assessments relating to the Property when due and immediately provide Lender evidence of payment of same. Upon the request of Lender, Grantor shall deposit with Lender each month one-twelfth (1/12) of the estimated annual insurance premium, taxes and assessments pertaining to the Property. So long as there is no default, these amounts shall be applied to the payment of taxes, assessments and insurance as required on the Property. In the event of default, Lender shall have the right, at its sole option, to apply the funds so held to pay any taxes or against the Obligations. Any funds applied may, at Lender's option, be applied in reverse order of the due date thereof.

16. INSPECTION OF PROPERTY, BOOKS, RECORDS AND REPORTS. Grantor shall allow Lender or its agents to enter upon, examine and inspect the Property and examine, inspect and make copies of Grantor's books and records pertaining to the Property from time to time. As part of this right to enter and inspect the Property, Lender and its agents shall be entitled to perform any tests necessary to evaluate Grantor's compliance with the representations, warranties, and covenants contained herein. Grantor shall provide any assistance required by Lender for these purposes. All of the signatures and information contained in Grantor's books and records shall be genuine, true, accurate and complete in all respects. Grantor shall note the existence of Lender's beneficial Interest in its books and records pertaining to the Property. Additionally, Grantor shall report, in a form satisfactory to Lender, such information as Lender may request regarding Grantor's financial condition or the Property. The information shall be for such periods, shall reflect Grantor's records at such time, and shall be rendered with such frequency as Lender may designate. All Information furnished by Grantor to Lender shall be true, accurate and complete in all respects, and signed by Grantor if Lender requests.

17. ESTOPPEL CERTIFICATES. Within ten (10) days after any request by Lender, Grantor shall deliver to Lender, or any intended transferee of Lender's rights with respect to the Obligations, a signed and acknowledged statement specifying
(a) the outstanding balance on the Obligations; and (b) whether Grantor possesses any claims, defenses, set-offs or counterclaims with respect to the Obligations and, if so, the nature of such claims, defenses, set-offs or counterclaims. Grantor will be conclusively bound by any representation that Lender may make to the intended transferee with respect to these matters in the event that Grantor fails to provide the requested statement in a timely manner.

18. EVENTS OF DEFAULT. An Event of Default shall occur under this Deed of Trust and the Trustee's power shall become operative in the event that Grantor, Borrower or any guarantor of the Obligations:

     (a) fails to pay any Obligation to Lender when due;
     (b) fails to perform any Obligation or breaches any warranty or covenant to Lender contained in this Deed of Trust or any other present or future agreement;
     (c) destroys, loses or damages the Property in any material respect or subjects the Property to seizure, confiscation, or condemnation;
     (d) seeks to revoke, terminate or otherwise limit its liability under any guaranty to Lender;
     (e) dies, becomes legally incompetent, is dissolved or terminated, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, files a petition under the federal bankruptcy laws, has an involuntary petition in bankruptcy filed in which Grantor, Borrower or any guarantor is named, or has property taken under any writ or process of court;
     (f) allows goods to be used, transported or stored on the Property, the possession, transportation, or use of which, is illegal;
     (g) allows any party other than Grantor or Borrower to assume or undertake any Obligation without the written consent of Lender; or (h) causes Lender to deem itself insecure due to a significant decline in the value of the Property; or if Lender, in good faith, for any reason, believes that the prospect of payment or performance is impaired.

19. RIGHTS OF LENDER ON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under this Deed of Trust, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the Obligations immediately due and payable in full, such acceleration shall be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code;
     (b) to collect the outstanding Obligations with or without resorting to judicial process;
     (c) to require Grantor to deliver and make available to Lender any personal property or Chattels constituting the Property at a place reasonably convenient to Grantor and Lender;
     (d) to enter upon and take possession of the Property without applying for or obtaining the appointment of a receiver;
     (e) to employ a managing agent of the Property and let the same, either in Trustee's own name, in the name of Lender or in the name of Grantor, and receive the rents, incomes, issues and profits of the Property and apply the same, after payment of all necessary charges and expenses, on account of the Obligations;
     (f) to pay any sums in any form or manner deemed expedient by Lender to protect the security of this Deed of Trust or to cure any default other than payment of interest or principal on the Obligations;
     (g) to foreclose this Deed of Trust judicially or nonjudicially in accordance with applicable state law;
     (h) to set-off Grantor's Obligations against any amounts owed Grantor by Lender including, but not limited to, monies, instruments, and deposit accounts maintained with Lender or any currently existing or future affiliate of Lender;
     (i) to make application to a court of competent jurisdiction for appointment of a receiver, without notice to Grantor and without regard to the adequacy of the property for repayment; and
     (j) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. To the extent permitted by law, Grantor waives any requirement of marshalling of assets. At Lender's request, Trustee may sell the Property conveyed, or a sufficiency thereof, to satisfy the obligations at public auctions to the highest bidder for cash. "Cash" may include certified checks, bank checks, wire transfers, or other methods of payment deemed by Trustee in its discretion to be reasonable. Trustee may act through agents in performing its duties herein, and such appointment does not need to be in writing or recorded. Grantor waives Section 111 of the Mississippi Constitution and Section 88-1-55 of the Mississippi Code of 1972 (as the same may be amended from time to time) as far as they restrict the Trustee from offering at sale more than 160 acres at a time, and Trustee may offer the property conveyed herein as a whole, regardless of how described. If the Property is located in two or more counties, or two judicial districts of the same county, Trustee will have full power to select in which county or judicial district the sale of the property is to be made, newspaper advertisement published and notice of sale posted. Trustee, in its discretion, may determine any details of sale not specified herein. Lender shall have the same right to purchase the Property at the foreclosure sale as would a purchaser who is not a party to this Deed of Trust, and moreover may bid at the sale for credit on the Obligations. All payments received by Trustee will be applied first to the Trustee's reasonable costs of sale, and then as provided in Paragraph 22 herein. Trustee may adjourn any sale to a later date without readvertising, by giving notice of the time and place of such continued sale at the time when and where Trustee shall make such adjournment.

20. SECURITY INTEREST UNDER THE UNIFORM COMMERCIAL CODE. This Deed of Trust shall be considered a financing statement and a fixture filing pursuant to the provisions of the Uniform Commercial Code (as adopted in the state where the Property is located) covering fixtures, chattels, and articles of personal property now owned or hereafter attached to or to be used in connection with the Property together with any and all replacements thereof and additions thereto (the "Chattels"), and Grantor hereby grants Lender a security interest in such Chattels. The debtor is the Grantor described above. The secured party is the Lender described above. Upon demand, Grantor shall make, execute and deliver such security agreements (as such term is defined in said Uniform Commercial
Code) as Lender at any time may deem necessary or proper or required to grant to Lender a perfected security interest in the Chattels, and upon Grantor's failure to do so, Lender is authorized to sign any such agreement as the agent of Grantor. Grantor hereby authorizes Lender to file financing statements (as such term is defined in said Uniform Commercial Code) with respect to the Chattels, at any time, without the signature of Grantor. Grantor will, however, at any time upon request of Lender, sign such financing statements. Grantor will pay all filing fees for the filing of such financing statements and for the refiling thereof at the times required, in the opinion of Lender, by said Uniform Commercial Code. If the lien of this Deed of Trust is subject to any security agreement covering the Chattels, then in the event of any default under this Deed of Trust, all the right, title and interest of Grantor in and to any and all of the Chattels is hereby assigned to Lender, together with the benefit of any deposits or payments now or hereafter made thereof by Grantor or the predecessors or successors in title of Grantor in the Property.

21. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Lender, at Lender's option, may expend funds (including attorneys' fees and legal expenses) to perform any act required to be taken by Grantor or to exercise any right or remedy of Lender under this Deed of Trust. Upon demand, Grantor shall immediately reimburse Lender for all such amounts expended by Lender together with interest thereon at the lower of the highest rate described in any Obligation or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations herein and shall be secured by the beneficial interest granted herein. If the Obligations are paid after the beginning of publication of notice of sale, as herein provided, or in the event Lender shall, at its sole option, permit Grantor to pay any part of the Obligations after the beginning of publication of notice of sale, as herein provided, then, Grantor shall pay on demand all expenses incurred by the Trustee and Lender in connection with said publication, including reasonable attorneys' fees to the attorneys for the Trustee and for the Lender, and a reasonable fee to the Trustee, and this Deed of Trust shall be security for all such expenses and fees.

22. APPLICATION OF PAYMENTS. All payments made by or on behalf of Grantor may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Deed of Trust and then to the payment of accrued and unpaid interest, then to outstanding principal, as provided in the promissory note or agreement executed in connection herewith.

23. POWER OF ATTORNEY. Grantor hereby appoints Lender as its attorney-in-fact to endorse Grantor's name on all instruments and other documents pertaining to the Obligations or Deed of Trust. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Grantor under this Deed of Trust. Lender's performance of such action or execution of such documents shall not relieve Grantor from any Obligation or cure any default under this Deed of Trust. All powers of attorney described in this Deed of Trust are coupled with an interest and are irrevocable.

24. SUBROGATION OF LENDER. Lender shall be subrogated to the rights of the holder of any previous lien, security interest or encumbrance discharged with funds advanced by Lender regardless of whether these liens, security interests or other encumbrances have been released of record.

25. COLLECTION COSTS. To the extent permitted by law, Grantor agrees to pay Lender's reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants), whether or not such attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Deed of Trust, whether or not suit is brought, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions.

26. PARTIAL RELEASE. Lender may release its interest in a portion of the Property by executing and recording one or more partial releases without affecting its interest in the remaining portion of the Property. Nothing herein shall be deemed to obligate Lender to release any of its interest in the Property (except as required under Paragraph 37), nor shall Lender be obligated to release any part of the Property if Grantor is in default under this Deed of Trust.

27. MODIFICATION AND WAIVER. The modification or waiver of any of Grantor's Obligations or Lender's rights under this Deed of Trust must be contained in a writing signed by Lender. Lender may perform any of Borrower's or Grantor's Obligations, delay or fail to exercise any of its rights or accept payments from Grantor or anyone other than Grantor without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Grantor's Obligations under this Deed of Trust shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the Obligations belonging to any Grantor, Borrower or third party or any of its rights against any Grantor, Borrower or third party or any of the Property. Lender's failure to insist upon strict performance of any of the Obligations shall not be deemed a waiver, and Lender shall have the right at any time thereafter to Insist upon strict performance.

28. TRUSTEE. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable to Grantor under any circumstances whatsoever. Trustee shall be entitled to reimbursement for reasonable expenses incurred by him in the performance of this duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Grantor will, from time to time, pay the reasonable compensation due to Trustee hereunder and reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. Trustee may resign at any time with or without cause or notice.

29. SUBSTITUTE TRUSTEE. In case of the death, inability, refusal to act or absence of the Trustee from the state where the Property is located or In case the holder of the Obligations shall desire for any reason to remove the Trustee or any substitute trustee as trustee hereunder and to appoint a new trustee in his place and stead, the holder of the Obligations is hereby granted full power to appoint in writing a substitute trustee for said Trustee, and the substitute trustee shall, when appointed, become successor to all rights of Trustee hereunder and the same shall become vested in him for the purposes and objects of this Deed of Trust with all the power, duties and obligations herein conferred on the Trustee.

30. SUCCESSORS AND ASSIGNS. This Deed of Trust shall be binding upon and inure to the benefit of Grantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees and devisees.

31. NOTICES. Except as otherwise required by law, any notice or other communication to be provided under this Deed of Trust shall be in writing and sent to the parties at the addresses described in this Deed of Trust or such other address as the parties may designate in writing from time to time. Any such notice so given and sent by first class mail, postage prepaid, shall be deemed given the earlier of three (3) days after such notice is sent or when received by the person to whom such notice is being given.

32. SEVERABILITY. Whenever possible, each provision of this Deed of Trust shall be Interpreted so as to be effective and valid under applicable state law. If any provision of this Deed of Trust violates the law or is unenforceable, the rest of this Deed of Trust shall continue to be valid and enforceable.

33. APPLICABLE LAW. This Deed of Trust shall be governed by the laws of the state where the Property is located. Unless applicable law provides otherwise, Grantor consents to the jurisdiction and venue of any court selected by Lender, in its sole discretion, located in that state.

34. NO THIRD-PARTY RIGHTS. No person is or shall be a third-party beneficiary of any provision of this Deed of Trust. All provisions of this Deed of Trust in favor of Lender are intended solely for the benefit of Lender, and no third party shall be entitled to assume or expect that Lender will waive or consent to the modification of any provision of this Deed of Trust, in Lender's sole discretion.

35. PRESERVATION OF LIABILITY AND PRIORITY. Without affecting the liability of Borrower, Grantor, or any guarantor of the Obligations, or any other person (except a person expressly released in writing) for the payment and performance of the Obligations, and without affecting the rights of Lender with respect to any Property not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interest of any person acquired or first evidenced by recording subsequent to the recording of this Deed of Trust, Lender may, either before or after the maturity of the Obligations, and without notice or consent: release any person liable for payment or performance of all or any part of the Obligations; make any agreement altering the terms of payment or performance of all or any part of the Obligations; exercise or refrain from exercising or waive any right or remedy that Lender may have under this Deed of Trust; accept additional security of any kind for any of the Obligations; or release or otherwise deal with any real or personal property securing the Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property shall be deemed, by acquiring such interest or recording any evidence thereof, to have consented to all or any such actions by Lender.

36. SECURITY FOR OTHER INDEBTEDNESS. X Unless the property described herein constitutes the Grantor's principal place of residence, this Deed of Trust shall also secure any and all other indebtedness of Grantor due to Lender with interest thereon as specified, or of any one of the Grantors should there be more than one, whether direct or contingent, primary or secondary, sole, joint or several, now existing or hereafter arising at any time before cancellation of this Deed of Trust. Such indebtedness may be evidenced by note, open account, overdraft, endorsement, guaranty or otherwise.

37. DEFEASANCE. Upon the payment and performance in full of all of the Obligations, Lender will execute and deliver to Grantor those documents that may be required to release this Deed of Trust of record. Grantor shall be responsible to pay any costs of recordation.

38. CONSTRUCTION LOAN. This Deed of Trust is a construction mortgage under the Uniform Commercial Code, to secure an obligation incurred for the construction of an improvement on land, including the acquisition costs of land. This Deed of Trust secures a construction loan, and it will be subject to the terms of a construction loan agreement between Grantor and Lender. Any materials, equipment or supplies used or intended for use in the construction, development, or operation of the Property, whether stored on or off the Property, shall also be subject to the lien of this Deed of Trust,

39. WAIVER OF HOMESTEAD. Grantor hereby waives all homestead exemptions in the Property to which Grantor would otherwise be entitled under any applicable law.

40. MISCELLANEOUS. Grantor and Lender agree that time is of the essence. Grantor waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Grantor in this Deed of Trust shall include all persons signing below. If there is more than one Grantor, their Obligations shall be joint and several. This Deed of Trust represents the complete integrated understanding between Grantor and Lender pertaining to the terms and conditions hereof.

41. JURY TRIAL WAIVER. LENDER AND GRANTOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS DEED OF TRUST.

42. ADDITIONAL TERMS:

     THE BASE RATE IS NOT NECESSARILY THE LOWEST RATE CHARGED BY THE BANK. THE BASE RATE ON THE DATE OF THIS NOTE IS 6. 50%. THE RATE OF INTEREST PAYABLE UNDER THIS NOTE WILL CHANGE TO REFLECT ANY CHANGE IN THE BASE RATE.

43. INDEXING INSTRUCTIONS:
     The land affected by the instrument is located in the following sections, townships, and ranges, and the following quarter-quarter sections, governmental lots or other applicable subdivisions of each section: LOT 15, BLOCK 3, BILOXI REAL ESTATE CO S/D, 2ND JUDICIAL DISTRICT, HARRISON COUNTY, MS

Grantor acknowledges that Grantor has read, understands, and agrees to the terms and conditions of this Deed of Trust, and acknowledges receipt of an exact copy of same.

Dated this 13th day of September, 2001



GRANTOR: CUSTOM PACK, INC                       GRANTOR:


By: /s/ Brent Gutierrez
    ----------------------------                --------------------------------
    BRENT GUTIERREZ
    PRESIDENT


GRANTOR:                                        GRANTOR:


--------------------------------                --------------------------------



GRANTOR:                                        GRANTOR:


--------------------------------                --------------------------------


GRANTOR:                                        GRANTOR:


--------------------------------                --------------------------------


--------------------------------------------------------------------------------
                                 ACKNOWLEDGMENTS

STATE OF MISSISSIPPI    )
COUNTY OF ____________  )

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of ___________________________, _________, within my jurisdiction, the within named ______________________________________, who acknowledged that (he)(she)(they) executed the above and foregoing instrument.


                                            ____________________________________
                                            Notary Public


My Commission Expires:___________________


STATE OF MISSISSIPPI    )
COUNTY OF ____________  )

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of ___________________________, _________, within my jurisdiction, the within named ______________________________________, who acknowledged that (he)(she)(they) executed the above and foregoing instrument.


                                            ____________________________________
                                            Notary Public


My Commission Expires:___________________



STATE OF MISSISSIPPI    )
COUNTY OF HARRISON      )

Personally appeared before me, the undersigned authority in and for the said county and state, on this 13TH day of September, 2001, within my jurisdiction, the within named Brent Gutierrez, who acknowledged that (he)(she)(they) is the President of Custom Pack corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she)(they) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                             /s/ Arlene J. McLaurin
                                            ------------------------------------
                                            Notary Public

NOTARY PUBLIC STATE OF MISSISSIPPI AT LARGE
MY COMMISSION EXPIRES: Jul 31, 2005
BONDED THRU NOTARY PUBLIC UNDERWRITERS



STATE OF MISSISSIPPI    )
COUNTY OF ____________  )

Personally appeared before me, the undersigned authority in and for the said county and state, on this _______ day of ___________________________, _________, within my jurisdiction, the within named ______________________________________, who acknowledged that (he)(she)(they) is the who acknowledged that
(he)(she)(they) is _________________ of ____________________ a _________________
corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she)(they) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


                                            ____________________________________
                                            Notary Public

My Commission Expires:___________________

                                   SCHEDULE A



The real estate located in the County of HARRISON, state of Mississippi, described as:

  SEE ATTACHED EXHIBIT "A".
































                                   SCHEDULE B


1ST AND 2ND DEED OF TRUST IN FAVOR OF SOUTHTRUST BANK.




















THIS DOCUMENT WAS PREPARED BY:  & PREPARED BY: SOUTHTRUST BANK
                                854 HOWARD AVENUE
                                BILOXI, MS 39530 (228)374-4616